                                                        EXHIBIT 10.7






                   TJC MANAGEMENT CONSULTING AGREEMENT


      THIS TJC MANAGEMENT CONSULTING AGREEMENT (this "Agreement") is executed as of the 7th day of November, 1996 by and among TJC MANAGEMENT CORPORATION, a Delaware corporation (the "Consultant") and MOTORS AND GEARS HOLDINGS, INC., a Delaware corporation, MOTORS AND GEARS, INC., a Delaware corporation, MOTORS AND GEARS INDUSTRIES, INC., a Delaware corporation, MERKLE-KORFF INDUSTRIES, INC., an Illinois corporation, BCM HOLDINGS, INC., an Illinois corporation, THE NEW IMPERIAL ELECTRIC COMPANY, a Delaware corporation, THE NEW SCOTT MOTORS COMPANY, a Delaware corporation, and NEW GEAR RESEARCH, INC., a Delaware corporation (each individually and collectively referred to herein as the "Company").


                          W I T N E S S E T H:
                          - - - - - - - - - -

      WHEREAS, the Consultant has and/or, has access to personnel who are highly skilled in the field of rendering advice to businesses and financial advice to the Company;

      WHEREAS, the Board of Directors of the Company has been made fully aware of the relationships of certain members of the Company's Board of Directors to the Consultant;

      WHEREAS, the Company's Board of Directors has reviewed in detail and discussed the terms and provisions of this Agreement and the fairness of this Agreement and whether more favorable agreements for the Company could be obtained from unaffiliated third parties; and

      WHEREAS, on the basis of its review of this Agreement, the Board of Directors of the Company deemed it advisable and in the best interests of the Company and necessary to the conduct, promotion, and attainment of the business objectives of the Company that the Company retain Consultant to provide business and financial advice to the Company.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the parties hereto do hereby agree as follows:

      1. The Company hereby retains the Consultant, through the Consultant's own personnel or through personnel available to the Consultant, to render consulting services from time to time to the Company and its direct and indirect subsidiaries (whether now existing or hereafter acquired) in connection with their financial and business affairs, their relationships with their lenders, stockholders and other third-party associates or affiliates, and the expansion of their businesses.
Consultant shall render such services to the Company and/or its direct and indirect subsidiaries in good faith and in accordance with professional standards and applicable law. The term of this Agreement shall commence the date hereof and continue until November 7, 2006, unless extended, or sooner terminated, as provided in paragraph 5 below. The Consultant's personnel shall be reasonably available to the Company's managers, auditors and other personnel for consultation and advice, subject to Consultant's reasonable convenience and scheduling. Services may be rendered at the Consultant's offices or at such other locations selected by the Consultant as the Company and the Consultant shall from time to time agree.

      2. a. Subject to Section 4 hereof, the Company shall pay to the Consultant, (i) an investment banking and sponsorship fee of up to two percent (2%) of the aggregate consideration paid (including non-competition, earnout, contingent purchase price, incentive arrangements and similar payments) (A) by the Company and/or its direct and indirect subsidiaries in connection with the acquisition by the Company and/or its direct and indirect subsidiaries of all or substantially all of the outstanding capital stock, warrants, options or other rights to acquire or sell capital stock, or all or substantially all of the business or assets of another individual, corporation, partnership or other business entity or
(B) to the Company in connection with the sale by the Company of all or substantially all of the Company's and/or its direct and indirect subsidiaries' outstanding capital stock, warrants, options, or other rights to acquire or sell stock, or all or substantially all of the business or assets of the Company and/or its direct and indirect subsidiaries (each of the transactions described in clauses (A) and (B), a "Transaction"), including, but not limited to, any Transaction negotiated for the Company and/or its direct and indirect subsidiaries involving any affiliate of the Company or the Consultant, including, but not limited to, any Transaction involving, The Jordan Company, Jordan Industries, Inc. ("Jordan Industries"), MCIT PLC, Jordan/Zalaznick Capital Company, Leucadia National Corporation or any affiliates of any of the foregoing (collectively, the "Jordan Affiliates"); and (ii) a financial consulting fee of up to one percent (1%) of the amount obtained or made available pursuant to any debt, equity or other financing (including without limitation, any refinancing) by the Company and/or its direct and indirect subsidiaries with the assistance of Consultant, including, but not limited to, any financing obtained for the Company and/or its direct and indirect subsidiaries from one or more of the Jordan Affiliates. However, the amount of such fees payable in each such Transaction will be no less favorable to the Company than those that could be obtained from comparable, unaffiliated third parties, and will be subject to separate discussion and approval, in connection with each such Transaction, by a majority of the directors who are disinterested directors in relation to Consultant and its affiliates. Notwithstanding and in addition to the foregoing, if the Consultant renders services to the Company outside the ordinary course of business, the Company shall pay an additional amount equal to the value of such extraordinary services rendered by the Consultant as may be separately agreed to between the Consultant and the Company.

      b. In recognition of the services rendered by the Consultant in connection with the evaluation, negotiation, financing and closing of the Company's (i) offering of $170,000,000 aggregate principal amount of Series A Senior Notes due 2006, (ii) acquisition, through its indirect subsidiary, New Imperial Electric Company, of all the net business assets of The Imperial Electric Company, The Scott Motor Company and Gear Research, Inc. on even date herewith and (iii) new revolving credit facility with Bankers Trust Company, as agent, and the other lenders thereunder, the Company will pay Consultant a fee of $2,250,000 and no further fees in connection with such Transaction pursuant to Section 2a and 2b.

      3. The Company shall reimburse Consultant for out-of-pocket expenses (including, without limitation, an allocable amount of the Consultant's overhead expenses, as determined by the Consultant in its sole discretion) incurred by the Consultant and its personnel in performing services hereunder to the Company and its direct and indirect subsidiaries which shall be promptly reimbursed to it by the Company upon the Consultant's rendering of a statement therefor, together with supporting data as the Company shall reasonably require.

      4. Notwithstanding the foregoing, the Company shall not be required to pay the fees under Section 2, (a) if and to the extent expressly prohibited by the provisions of any credit, stock, financing or other agreements or instruments binding upon the Company and/or its direct and indirect subsidiaries or properties, (b) if the Company has not paid interest on any interest payment date or has postponed or not made any principal payments with respect to any of their indebtedness on any scheduled payment dates, or (c) if the Company has not paid dividends on any dividend payment date as set forth in its certificate of incorporation or as declared by its Board of Directors, or has postponed or not made any redemptions on any redemption date as set forth in its certificate of incorporation or any certificate of designation with respect to its preferred stock, if any. Any payments otherwise owed hereunder, which are not made for any of the above-mentioned reasons, shall not be cancelled but rather accrue, and shall be payable by the Company promptly when, and to the extent, that the Company is no longer prohibited from making such payments and when the Company has become current with respect to such principal or interest payments, has become current with respect to such dividends and has made such redemptions with respect to such preferred stock, if any. Any payment required hereunder which is not paid when due shall bear interest at the rate of ten percent (12.75%) per annum. This
Section 4 shall not, in any event, restrict or limit the Company's obligations under Sections 3, 8 and 9, which will be absolute and not subject to set-off but will not include fees and third party operating expenses.

      5. This Agreement shall be automatically renewed for successive one-year terms starting on the tenth anniversary of the date hereof unless either party hereto, within sixty (60) days prior to the scheduled renewal date, notifies the other party as to its election to terminate this Agreement. Notwithstanding the foregoing, this Agreement may be terminated by not less than ninety (90) days' prior written notice from the Company to the Consultant at any time after (i) substantially all of the stock or substantially all of the assets of the Company are sold to an entity unaffiliated with the Consultant and/or a majority of the Company's stockholders immediately prior to such sale, (ii) the Company is merged or consolidated into another entity unaffiliated with the Consultant and/or a majority of the Company's stockholders immediately prior to such merger and the Company is not the survivor of such transaction or (iii) a public offering of the voting securities of the Company has commenced,

      6. The Consultant shall have no liability to the Company on account of (i) any advice which it renders to the Company or any of its direct or indirect subsidiaries, provided the Consultant believed in good faith that such advice was useful or beneficial to the Company or any of its direct or indirect subsidiaries at the time it was rendered, or (ii) the Consultant's inability to obtain financing or achieve other results desired by the Company (or any of its direct or indirect subsidiaries) or Consultant's failure to render services to the Company or any of its direct or indirect subsidiaries at any particular time or from time to time, or (iii) the failure of any Transaction to meet the financial, operating, or other expectations of the Company or any of its direct or indirect subsidiaries. The Company's and any of its direct or indirect subsidiaries' sole remedy for any claim under this Agreement shall be termination of this Agreement.

      7. Notwithstanding anything contained in this Agreement to the contrary, the Company acknowledges and agrees for itself and on behalf of its direct and indirect subsidiaries that the Consultant, the Jordan Affiliates and their shareholders, employees, directors and affiliates intend to engage and participate in acquisitions and business transactions outside of the scope of the relationship created by this Agreement and neither the Consultant, any of the Jordan Affiliates nor any of their shareholders, employees, directors or affiliates shall be under any obligation whatsoever to make such acquisitions or business transactions through the Company or any of its direct or indirect subsidiaries or offer such acquisitions or business transactions to the Company or any of its direct or indirect subsidiaries.

      8. The Company will, and will cause each of its direct and indirect subsidiaries to, indemnify and hold harmless to the fullest extent permitted by applicable law the Consultant, its affiliates and associates, each of the Jordan Affiliates, and each of the respective owners, partners, officers, directors, employees and agents of each of the foregoing, from and against any loss, liability, damage, claim or expenses (including the fees and expenses of counsel) arising as a result or in connection with this Agreement, the Consultant's services hereunder or other activities on behalf of the Company and its direct and indirect subsidiaries.

      9. Any payments paid by the Company under this Agreement shall not be subject to set-off and shall be increased by the amount, if any, of any taxes (other than income taxes) or other governmental charges levied in respect of such payments, so that the Consultant is made whole for such taxes or charges.

      10. a. This Agreement sets forth the entire understanding of the parties with respect to the Consultant's rendering of services to the Company. This Agreement may not be modified, waived, terminated or amended except expressly by an instrument in writing signed by the Consultant and the Company.

      b. This Agreement may be assigned by either party hereto without the consent of the other party; provided, however, such assignment shall not relieve such party from its obligations hereunder. Any assignment of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. In furtherance and not in limitation of the foregoing, the Company acknowledges and agrees that the Consultant may assign at its sole discretion its right to receive any payment or portion of any payment required hereunder to Jordan Industries; provided, that the Consultant provides written confirmation to the Company that the Consultant and the Board of Directors of Jordan Industries agree to such payment assignment.

      c. In the event that any provision of this Agreement shall be held to be void or unenforceable in whole or in part, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

      d. Except as otherwise specifically provided herein, notice given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail to the address of the party for whom intended at the principal executive offices of such party, or at such other address as such party may hereinafter specify by written notice to the other party.

      e. To the extent not expressly prohibited by the provisions of any credit, stock, financing or other agreements or instruments binding upon the Company and its direct and indirect subsidiaries, each direct and indirect subsidiary of the Company shall be jointly and severally liable and obligated hereunder with respect to each obligation, responsibility and liability of the Company, as if a direct obligation of such subsidiary.

      f. No waiver by either party of any breach of any provision of this Agreement shall be deemed a continuing waiver or a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained.

      g. The Consultant and its personnel shall, for purposes of this Agreement, be independent contractors with respect to the Company.

      h. Except as provided by that certain Termination Agreement, of even date herewith, by and among certain of the parties hereto, this Agreement sets forth the entire understanding of the Company and the Consultant, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof.

      i. If at any time after the date upon which this Agreement is executed, the Company acquires or creates one or more subsidiary corporations (a "Subsequent Subsidiary"), the Company shall cause such Subsequent Subsidiary to be subject to this Agreement and all references herein to the Company's "direct and indirect subsidiaries" shall be interpreted to include all Subsequent Subsidiaries.

      j. This Agreement shall be governed by the internal laws (and not the law of conflicts) of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                            TJC MANAGEMENT CORPORATION


                            By:   /s/ Jonathan F. Boucher
                               -----------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            MOTORS AND GEARS HOLDINGS, INC.


                            By:   /s/ Jonathan F. Boucher
                               -----------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            MOTORS AND GEARS, INC.


                            By:   /s/ Jonathan F. Boucher
                               ------------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            MOTORS AND GEARS INDUSTRIES, INC.


                            By:   /s/ Jonathan F. Boucher
                               -----------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            MERKLE-KORFF INDUSTRIES, INC.


                            By:   /s/ Jonathan F. Boucher
                               -----------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            BCM HOLDINGS, INC.


                            By:   /s/ Jonathan F. Boucher
                               -----------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            THE NEW IMPERIAL ELECTRIC COMPANY


                            By:   /s/ Jonathan F. Boucher
                               -----------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            THE NEW SCOTT MOTORS COMPANY


                            By:   /s/ Jonathan F. Boucher
                               -----------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President


                            NEW GEAR RESEARCH, INC.


                            By:   /s/ Jonathan F. Boucher
                               ------------------------------
                               Name:  Jonathan F. Boucher
                               Title:   Vice President